Financial risk management and financial instruments	12 Months Ended
Jun. 30, 2020
Financial risk management and financial instruments
Financial risk management and financial instruments

43Financial risk management and financial instruments

Financial instruments overview

The following table summarises the group’s classification of financial instruments.

		Carrying value
	Note	At fair value through profit and loss Rm	Designated at fair value through other comprehensive income Rm	Amortised cost Rm	Fair value Rm
2020
Financial assets
Investments in listed securities		—	498	—	498
Investments in unlisted securities		—	13	—	13
Other long-term investments		—	—	1 415	1 415
Long-term receivables	23	—	—	5 799	5 799
Long- and short-term financial assets		645	—	—	645
Trade and other receivables**	28	—	—	22 066	22 066	*
Cash and cash equivalents*	31	—	—	34 739	34 739	*
Financial liabilities
Listed long-term debt (Bonds issued)+	17	—	—	56 760	50 701
Unlisted long-term debt+	17	—	—	110 437	109 724
Lease liabilities	18	—	—	17 719	—
Short-term debt and bank overdraft		—	—	22 533	22 533	*
Long- and short-term financial liabilities		9 891	—	—	9 891
Trade and other payables+	29	—	—	21 164	21 164	*

		Carrying value
	Note	At fair value through profit and loss Rm	Designated at fair value through other comprehensive income Rm	Amortised cost Rm	Fair value Rm
2019
Financial assets
Investments in listed securities		—	830	—	830
Investments in unlisted securities		—	393	—	393
Other long-term investments		—	—	25	25
Long-term receivables	23	—	—	5 582	5 582
Long- and short-term financial assets		645	—	—	645
Trade and other receivables**	28	—	—	25 611	25 611	*
Cash and cash equivalents	31	—	—	15 877	15 877	*
Financial liabilities
Listed long-term debt (Bonds issued)+	17	—	—	46 060	49 421
Unlisted long-term debt+	17	—	—	83 509	84 007
Lease liabilities	18	—	—	7 770	—
Short-term debt and bank overdraft		—	—	1 297	1 297	*
Long- and short-term financial liabilities		2 205	—	—	2 205
Trade and other payables+	29	—	—	28 501	28 501	*

*The fair value of these instruments approximates carrying value, due to their short-term nature.

** Trade and other receivables includes employee-related and insurance-related receivables.

+Includes unamortised loan costs.

43.1Financial risk management

The group is exposed in varying degrees to a number of financial instrument related risks. The Group Executive Committee (GEC) has the overall responsibility for the establishment and oversight of the group’s risk management framework. The GEC established the risk and safety, health and environment committee, which is responsible for providing the board with the assurance that significant business risks are systematically identified, assessed and reduced to acceptable levels. A comprehensive risk management process has been developed to continuously monitor and assess these risks. Based on the risk management process Sasol refined its hedging policy and the Sasol Limited Board appointed a subcommittee, the Hedging and Digital Committee that meets regularly to review and, if appropriate, approve the implementation of hedging strategies for the effective management of financial market related risks.

The group has a central treasury function that manages the financial risks relating to the group’s operations.

Capital allocation

The group’s objectives when managing capital (which includes share capital, borrowings, working capital and cash and cash equivalents) is to maintain a flexible capital structure that reduces the cost of capital to an acceptable level of risk and to safeguard the group’s ability to continue as a going concern while taking advantage of strategic opportunities in order to grow shareholder value sustainably.

The group manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain the capital structure, the group may adjust the amount of dividends paid to shareholders, return capital to shareholders, repurchase shares currently issued, issue new shares, issue new debt, issue new debt to replace existing debt with different characteristics and/or sell assets to reduce debt.

The group monitors capital utilising a number of measures, including the gearing ratio. The group’s targeted gearing (net debt to shareholders’ equity) ratio has been lifted to a range of 55% to 65% for 2020 and thereafter will be managed down to the long-term target of between 20% and 40%. Gearing takes into account the group’s substantial capital investment and susceptibility to external market factors such as crude oil prices, exchange rates and commodity chemical prices. The group’s gearing level for 2020 is 114,5% (2019 – 56,3%; 2018 – 42,2%).

Financing risk

Financing risk refers to the risk that financing of the group’s net debt requirements and refinancing of existing borrowings could become more difficult or more costly in the future. This risk can be decreased by managing the group within the targeted gearing ratio, maintaining an appropriate spread of maturity dates, and managing short-term borrowings within acceptable levels.

The group’s target for long-term borrowings include an average time to maturity of at least two years, and an even spread of maturities.

Credit rating

Sasol’s credit rating came under pressure when the global economic outlook deteriorated whilst our debt was at its highest level at the completion of the LCCP.

43Financial risk management and financial instruments continued

43.1Financial risk management continued

The continuing deterioration in fiscal strength and the structurally weak growth are key drivers for the downgrade and there are concerns that current policy settings will be unable to address these factors effectively. Sasol, like all South African domiciled entities, is constrained (but not necessarily capped) by the South African Sovereign rating.

Risk profile

Risk management and measurement relating to each of these risks is discussed under the headings below (sub-categorised into credit risk, liquidity risk, and market risk) which entails an analysis of the types of risk exposure, the way in which such exposure is managed and quantification of the level of exposure in the statement of financial position.

Credit risk

Credit risk is the risk of financial loss due to counterparties not meeting their contractual obligations. Credit risk is deemed to be low when, based on the forward available information, it is highly probable that the customer will service its debt in accordance with the agreement throughout the period.

The outbreak of the COVID-19 pandemic during 2020 and the turmoil in the global economic environment following the decline in oil prices are expected to impact counterparties’ ability to meet contractual obligations when they become due, but also the amount expected to be recovered in case of default. These factors have contributed to the increase of R484 million (2019: R199 million) in the provision for expected credit losses recognised for 2020.

How we manage the risk

The risk is managed by the application of credit approvals, limits and monitoring procedures. Where appropriate, the group obtains security in the form of guarantees to mitigate risk. Counterparty credit limits are in place and are reviewed and approved by the respective subsidiary credit management committees. The central treasury function provides credit risk management for the group- wide exposure in respect of a diversified group of banks and other financial institutions. These are evaluated regularly for financial robustness especially in the current global economic environment. Management has evaluated treasury counterparty risk and does not expect any treasury counterparties to fail in meeting their obligations. The group maximum exposure is the outstanding carrying amount of the financial asset.

For all financial assets measured at amortised cost, the group calculates the expected credit loss based on contractual payment terms of the asset. The contractual payment terms for receivables vary from 30 days to 120 days. The exposure to credit risk is influenced by the individual characteristics, the industry and geographical area of the counterparty with whom we have transacted. Financial assets at amortised cost are carefully monitored and reviewed on a regular basis for expected credit loss and impairment based on our credit risk policy.

Expected credit loss is calculated as a function of probability of default, loss given default and exposure at default. The group allocates probability of default based on external and internal information. The major portion of the financial assets at amortised cost consists of externally rated customers and the group uses the average of Moody’s, Fitch and S&P Corporate and Sovereign probability of defaults, depending on whether the customer or holder of the financial asset is corporate or government related. No changes were made to the majority of formal credit ratings as these credit ratings were obtained close to year-end and therefore already incorporate the current negative economic environment, as well as an entity’s specific circumstances, financial strength and outlook. For customers or debtors that are not rated by a formal rating agency, the group allocates internal credit ratings and default rates taking into account forward looking information, based on the debtors profile and financial status. Loss given default (LGD) is based on the Basel model. Until 2019, the group used a 45% LGD for unsecured financial assets and 35% for secured financial assets. Basel II, however, requires that LGD parameters reflect economic downturn conditions, meaning that entities’ credit exposures need to reflect the losses entities would expect to incur if all defaults occur during the downturn part of an economic cycle. Based on the current economic downturn the group, therefore, applied the Board of Governors of the Federal Reserve System’s formula for deriving downturn LGD to be used for 2020, namely 50% for unsecured financial assets and 40% for secured financial assets. Credit enhancement is only taken into account if it is integral to the asset. Trade receivables expected credit loss is calculated over lifetime. Other financial assets expected credit loss is measured over 12 months when the credit risk is low and over lifetime where the credit risk has increased. Credit risk is deemed to have increased when the payment is 30 days overdue and the customer has defaulted, indicating their inability to honor the debt.

No single customer represents more than 10% of the group’s total turnover or more than 10% of total trade receivables for the years ended 30 June 2020, 2019 and 2018. Approximately 44% (2019 — 50%; 2018 — 49%) of the group’s total turnover is generated from sales within South Africa, while about 23% (2019 — 22%; 2018 — 24%) relates to European sales and 17% (2019 — 14%; 2018 — 13%) relates to sales within the US. The concentration of credit risk within geographic regions is largely aligned with the geographic regions in which the turnover was earned.

Detail of allowances for credit losses:

	Lifetime ECL				12-month ECL
	Significant increase in credit risk since initial recognition Rm	Simplified approach for trade receivables Rm	Credit- impaired Rm	Total lifetime ECL Rm	No significant increase in credit risk since initial recognition Rm	Total expected credit loss Rm
2020
Long-term receivables	349	—	47	396	46	442
Trade receivables	—	64	299	363	—	363
Other receivables	12	—	330	342	1	343
	361	64	676	1101	47	1148

	Lifetime ECL				12-month ECL
	Significant increase in credit risk since initial recognition Rm	Simplified approach for trade receivables Rm	Credit- impaired Rm	Total lifetime ECL Rm	No significant increase in credit risk since initial recognition Rm	Total expected credit loss Rm
2019
Long-term receivables	121	—	38	159	52	211
Trade receivables	—	77	148	225	—	225
Other receivables	3	—	223	226	2	228
	124	77	409	610	54	664

Overview of the credit risk profile of financial assets measured at amortised cost is as follows:

	2020%	2019%
AAA to A-	39	85
BBB to B-	54	8
CCC+ and — below	7	7

The deterioration in the credit risk profile is mainly due to the current economic downturn considered in our credit risk assessment.

Liquidity risk

Liquidity risk is the risk that an entity in the group will be unable to meet its obligations as they become due.

The COVID-19 pandemic together with the oil price volatility during the year have significantly impacted on the group’s operations and results. In South Africa, a decrease in product demand led to the temporary reduction or suspension of production at certain of the group’s operations such as Secunda Synfuels Operations (SSO) and the Natref Refinery in Sasolburg during the year. Globally, the lower oil price environment impacted negatively on chemical prices across most of the group’s sales regions and products. This has led to increased pressure on the group’s liquidity.

How we manage the risk

The group manages liquidity risk by effectively managing its working capital, capital expenditure and cash flows, making use of a central treasury function to manage pooled business unit cash investments and borrowing requirements. Currently the group is maintaining a positive liquidity position, conserving the group’s cash resources through continued focus on working capital improvement, cost savings and capital reprioritisation especially in the light of the current economic environment.

The group meets its financing requirements through a mixture of cash generated from its operations and, short and long-term borrowings and strives to maintain adequate banking facilities and reserve borrowing capacities.

To manage cash generated from operations, management implemented the following measures:

•Continued focus on hedging programmes aimed to protect margins at several of its operations;

•Using periods of lower production to bring forward planned maintenance shutdown at SSO and Natref;

•A US$2 billion cash conservation programme focused on enhancing cash flow and cost competitiveness in a low oil price environment.

From a financing perspective, the group currently has sufficient undrawn borrowing facilities. The group has negotiated increased balance sheet flexibility with lenders in the context of the COVID-19 impacts and market volatility. The group’s lenders have agreed to waive their covenants in June 2020 and lift the December 2020 covenants from 3 times to 4 times Net Debt:EBITDA, as defined in the loan agreements. There are no significant debt maturities before June 2021 and the group aims to significantly reduce its debt through initiatives such as an accelerated and expanded asset disposal programme.

Management believes that the group currently has sufficient liquidity to withstand the lower product demand and market volatility in the short-term. Refer to note 17.

43Financial risk management and financial instruments continued

43.1Financial risk management continued

Our exposure to and assessment of the risk

The maturity profile of the undiscounted contractual cash flows of financial instruments at 30 June were as follows:

	Note	Contractual cash flows* Rm	Within one year**** Rm	One to five years Rm	More than five years Rm
2020
Financial assets
Non-derivative instruments
Long-term receivables	23	5 799	—	3 255	2 544
Trade and other receivables	28	22 090	22 090	—	—
Cash and cash equivalents (excluding restricted cash)	31	32 932	32 932	—	—
Investments through other comprehensive income		511	511	—	—
Other long-term investments		1 415	1 415	—	—
		62 747	56 948	3 255	2 544
Derivative instruments
Foreign exchange contracts		9 185	9 185	—	—
Crude oil put options		113	113	—	—
Ethane swap options		104	104	—	—
Other commodity derivatives		11	11	—	—
		72 160	66 361	3 255	2 544
Financial liabilities
Non-derivative instruments
Long-term debt***	17	(188 940)	(24 213)	(147 859)	(16 868)
Lease liabilities	18	(38 187)	(3 051)	(9 319)	(25 817)
Short-term debt	17	(21 888)	(21 888)	—	—
Trade and other payables	29	(21 164)	(21 164)	—	—
Bank overdraft	31	(645)	(645)	—	—
Financial guarantees**		(913)	(913)	—	—
		(271 737)	(71 874)	(157 178)	(42 685)
Derivative instruments
Foreign exchange contracts		(8 770)	(8 770)	—	—
Interest rate swap options		(4 143)	(780)	(2 631)	(732)
Foreign exchange zero cost collars		(2 861)	(2 861)	—	—
Crude oil zero cost collar		(174)	(174)	—	—
Ethane swap options		(230)	(230)	—	—
Crude oil futures		(66)	(66)	—	—
Other currency derivatives		(2 183)	(53)	(129)	(2 001)
Other commodity derivatives		(103)	(103)	—	—
		(290 267)	(84 911)	(159 938)	(45 418)

*Contractual cash flows include interest payments.

** Issued financial guarantees contracts are all repayable on default, however the likelihood of default is considered remote.

*** Of the amounts due in one to five years, R126 billion relates to the capital repayment of the bonds, the revolving credit facility and the term loan.

**** Refer to note 2 Going concern assessment.

	Note	Contractual cash flows* Rm	Within one year Rm	One to five years Rm	More than five years Rm
2019
Financial assets
Non-derivative instruments
Long-term receivables	23	5 582	—	4 203	1 379
Trade and other receivables	28	25 611	25 611	—	—
Cash and cash equivalents (excluding restricted cash)	31	13 397	13 397	—	—
Investments through other comprehensive income		1 223	680	543	—
Other long-term investments		25	—	25	—
		45 838	39 688	4 771	1 379
Derivative instruments
Foreign exchange contracts		2 161	2 161	—	—
Interest rate swap options		15	—	8	7
Foreign exchange zero cost collars		582	582	—	—
Ethane swap options		2	2	—	—
Other commodity derivatives		31	31	—	—
		48 629	42 464	4 779	1 386
Financial liabilities
Non-derivative instruments
Long-term debt***	17	(157 965)	(7 025)	(134 318)	(16 622)
Lease liabilities	18	(25 480)	(1 207)	(4 135)	(20 138)
Short-term debt	17	(1 239)	(1 239)	—	—
Trade and other payables	29	(28 501)	(28 501)	—	—
Bank overdraft	31	(58)	(58)	—	—
Financial guarantees**		(1 326)	(1 326)	—	—
		(214 569)	(39 356)	(138 453)	(36 760)
Derivative instruments
Foreign exchange contracts		(2 190)	(2 190)	—	—
Interest rate swap options		(1 488)	(213)	(1 029)	(246)
Foreign exchange zero cost collars		(3)	(3)	—	—
Ethane swap options		(456)	(456)	—	—
Crude oil futures		(27)	(27)	—	—
Other commodity derivatives		(10)	(10)	—	—
		(218 743)	(42 255)	(139 482)	(37 006)

*Contractual cash flows include interest payments.

** Issued financial guarantees contracts are all repayable on default, however the likelihood of default is considered remote.

*** Of the amounts due in one to five years, R131 billion relates to the repayment of the bonds, the revolving credit facility and the term loan.

Market risk

Market risk is the risk arising from possible market price movements and their impact on the future cash flows of the business. The market price movements that the group is exposed to:

Foreign currency risk

Foreign currency risk is a risk that earnings and cash flows will be affected due to changes in exchange rates.

How we manage the risk

Our Hedging and Digital Committee sets broad guidelines in terms of tenor and hedge cover ratios specifically to assess future currency exposure, which have the potential to materially affect our financial position. These guidelines and our hedging policy are reviewed from time to time. This hedging strategy enables us to better predict cash flows and thus manage our liquidity and key financial metrics more effectively. Foreign currency risks are managed through the group’s hedging policy and financing policies and the selective use of various derivatives.

43Financial risk management and financial instruments continued

43.1Financial risk management continued

Our exposure to and assessment of the risk

The group’s transactions are predominantly entered into in the respective functional currency of the individual operations. The construction of the LCCP has largely been financed through funds obtained in US dollar, with a small portion of funds obtained from Rand sources. A large portion of our turnover and capital investments are significantly impacted by the rand/US$ and rand/EUR exchange rates. Some of our fuel products are governed by the BFP, of which a significant variable is the rand/US$ exchange rate.

Our export chemical products are mostly commodity products whose prices are largely based on global commodity and benchmark prices quoted in US dollars and consequently are exposed to exchange rate fluctuations that have an impact on cash flows. These operations are exposed to foreign currency risk in connection with contracted payments in currencies not in their individual functional currency. The most significant exposure for the group exists in relation to the US dollar and the Euro. The translation of foreign operations to the presentation currency of the group is not taken into account when considering foreign currency risk.

Zero-cost collars

In line with the risk mitigation strategy, the group hedges a significant portion of its estimated foreign currency exposure in respect of forecast sales and purchases over the following 12 months. The group uses zero-cost collars to hedge its currency risk, most with a maturity of less than one year from the reporting date.

Foreign exchange contracts

Foreign exchange contracts (FECs) are utilised throughout the group to hedge the risk of currency depreciation on committed and highly probable forecast transactions. Transactions hedged with FECs include capital and goods purchases (imports) and sales (exports). Other transactions hedged include certain intercompany loans which expose the group to foreign currency risk.

A number of FECs were entered into during the year which are held for trading. FECs are also utilised in the group in cash flow hedge relationships.

The following significant exchange rates were applied during the year:

	Average rate		Closing rate
	2020 Rand	2019 Rand	2020 Rand	2019 Rand
Rand/Euro	17,34	16,19	19,46	16,01
Rand/US dollar	15,69	14,20	17,33	14,08

The table below shows the significant currency exposure where entities within the group have monetary assets or liabilities that are not in their functional currency, have exposure to the US dollar or the Euro. The amounts have been presented in rand by converting the foreign currency amount at the closing rate at the reporting date.

	2020		2019
	Euro Rm	US dollar Rm	Euro Rm	US dollar Rm
Long-term receivables	—	427	—	—
Trade and other receivables	394	3 218	515	2 375
Cash and cash equivalents	1 476	964	1 470	1 256
Net exposure on assets	1 870	4 609	1 985	3 631
Long-term debt (including lease liabilities)	(119)	(718)	(122)	(1 851)
Trade and other payables	(268)	(1 674)	(186)	(1 077)
Net exposure on liabilities	(387)	(2 392)	(308)	(2 928)
Exposure on external balances	1 483	2 217	1 677	703
Net exposure on balances between group companies*	(2 046)	(31 894)	(1 135)	(22 132)
Total net exposure	(563)	(29 677)	542	(21 429)

* The US$ increase relates to additional funding provided to the LCCP by Sasol Investment Company.

Sensitivity analysis

The following sensitivity analysis is provided to show the foreign currency exposure of the individual entities at the end of the reporting period. This analysis is prepared based on the statement of financial position balances that exist at year-end, for which there is currency risk, before consideration of currency derivatives, which exist at that point in time. The effect on equity is calculated as the effect on profit and loss. The effect of translation of results into presentation currency of the group is excluded from the information provided.

A 10% weakening in the group’s significant exposure to the foreign currency at 30 June would have increased either the equity or the profit by the amounts below, before the effect of tax. This analysis assumes that all other variables, in particular, interest rates, remain constant, and has been performed on the same basis for 2019.

	2020		2019
	Equity Rm	Income statement Rm	Equity Rm	Income statement Rm
Euro	(56)	(56)	54	54
US dollar	(2 968)	(2 968)	(2 143)	(2 143)

A 10% movement in the opposite direction in the group’s exposure to foreign currency would have an equal and opposite effect to the amounts disclosed above.

Interest rate risk

Interest rate risk is the risk that the value of short term investments and financial activities will change as a result of fluctuations in the interest rates.

Fluctuations in interest rates impact on the value of short-term investments and financing activities, giving rise to interest rate risk. The group has significant exposure to interest rate risk due to the volatility in South African, European and US interest rates.

How we manage the risk

Our debt is comprised of different instrument notes, which by their nature either bear interest at a floating or a fixed rate. We monitor the ratio of floating and fixed interest in our loan portfolio and manage this ratio, by electing to incur either bank loans, bearing a floating interest rate, or bonds, which bear a fixed interest rate. We may also use interest rate swaps, where appropriate, to convert some of our debt into either floating or fixed rate debt to manage the composition of our portfolio. In some cases, we may also use other interest rate derivatives, which enables us to mitigate the risks associated with this exposure.

In respect of financial assets, the group’s policy is to invest cash at floating rates of interest and cash reserves are to be maintained in short-term investments (less than one year) in order to maintain liquidity, while achieving a satisfactory return for shareholders.

Our exposure to and assessment of the risk

The group has exposure to the variable US dollar London Interbank Overnight Rate (LIBOR) through various instruments, including term loans and revolving credit facilities. In 2015, we entered into an interest rate swap for US$1,95 billion to convert variable LIBOR exposure to a fixed rate. It was designated as the hedging instrument in a cash flow hedge. The swap was novated in June 2019 when the underlying LCCP bank term loan was refinanced and hedge accounting discontinued. The swap continues to be an economic hedge that covers a portion of the group’s exposure to the LIBOR and after the swap was novated for a second time in July 2019 we redesignated the swap as a hedging instrument in a cash flow hedge.

Hedge effectiveness was determined at the inception of the hedge relationship, and through periodic prospective effectiveness assessments, to ensure that an economic relationship exists between the hedged item and hedging instrument. A regression analysis method is employed for assessing the effectiveness of each designated hedging relationship.

Possible sources of hedge ineffectiveness include:

 Differences in critical terms between the interest rate swaps and interest payments, including future payment date mismatches;

 A significant change in the credit risk of either party to the hedging relationship during the period of the hedge; and

 The effects of the forthcoming IBOR reform, because changes might take effect at a different time and have a different impact on the hedged item (the floatingrate debt) and the hedging instrument (the interest rate swap used to hedge the debt).

There has not been any ineffectiveness recognised in relation to the interest rate swaps in profit or loss for 2020.

Developments in respect of the proposed reform of the US dollar LIBOR and the impact thereof on our LIBOR linked debt facilities and interest rate swap are actively monitored. Changes to the interest rate benchmark will be considered in conjunction with the surrounding facts and circumstances at the time and appropriate changes and resetting of rates with counterparties will be negotiated and agreed.

At the reporting date, the interest rate profile of the group’s interest-bearing financial instruments, including the effect of the interest rate swap was:

Carrying value
	2020	2019
	Rm	Rm
Variable rate instruments
Financial assets	36 140	16 663
Financial	(97 531)	(54 542)
liabilities	(61 391)	(37 879)
Fixed rate instruments
Financial assets	525	197
Financial liabilities	(109 919)	(83 151)
	(109 394)	(82 954)
Interest profile (variable: fixed rate as a percentage of total financial assets)	99:1	99:1
Interest profile (variable: fixed rate as a percentage of total financial liabilities)	47:53	40:60

Cash flow sensitivity for variable rate instruments

Financial instruments affected by interest rate risk include borrowings, deposits, derivative financial instruments, trade receivables and trade payables. A change of 1% in the prevailing interest rate in a particular currency at the reporting date would have increased/ (decreased) earnings by the amounts shown below before the effect of tax. The sensitivity analysis has been prepared on the basis that all other variables, in particular foreign currency rates, remain constant and has been performed on the same basis for 2019. The sensitivity has been calculated including consideration of the effect of existing interest rate swap derivative instruments. Interest is recognised in the income statement using the effective interest rate method. The interest rate swap is designated as a hedge instrument in financial year 2020, the cash flow hedge reserve will be reclassified to profit and loss on a similar basis. Currently the total notional exposure hedged under the swap is US$1,90 billion (2019 — US$1,95 billion).

43Financial risk management and financial instruments continued

43.1Financial risk management continued

	Income statement — 1% increase
	South Africa Rm	Europe Rm	United States of America Rm	Other Rm
30 June 2020	110	15	(761)	21
30 June 2019	27	15	(433)	12

	Income statement — 1% decrease
	South Africa Rm	Europe* Rm	United States of America* Rm	Other* Rm
30 June 2020	(110)	(15)	761	(21)
30 June 2019	(27)	(15)	433	(12)

*A decrease of 1% in interest rates for the United States of America and Europe will not have an effect on the income statement as it is not considered reasonably possible that the repo interest rates will decrease below 0%.

	Average fixed rate		Fair value loss recognised in other comprehensive income 2020	Fair value loss recognised in other comprehensive income 2019	Recognised in profit and loss 2020	Recognised in profit and loss 2019
	%	Expiry	Rm	Rm	Rm	Rm
Interest rate swap derivatives US$ — pay fixed rate receive floating rate
North America**	2,82	December 2026	(2 192)	(285)	(4)	(1 485)

Mozambique	2,80	February 2030	—	—	(97)	10

** The interest rate swap was redesignated as a hedging instrument in a cash flow hedge during the current year, with hedge accounting resumed. Losses incurred on the movement in the swap derivative are recognised in other comprehensive income. 2019 also included a gain of R115 million relating to the reclassification of the swap to profit and loss on termination of the hedge relationship.

Commodity price risk

Commodity price risk is the risk of fluctuations in our earnings as a result of fluctuation in the price of commodities.

How we manage the risk Crude oil and coal price

The group makes use of derivative instruments, including options and commodity swaps as a means of mitigating price movements and timing risks on crude oil purchases and sales, ethane purchases and export coal sales. The group entered into hedging contracts which provide downside protection against decreases in commodity prices.

Our exposure to and assessment of the risk

A substantial proportion of our turnover is derived from sales of petroleum and petrochemical products. Market prices for crude oil fluctuate because they are subject to international supply and demand and political factors. Our exposure to the crude oil price centres primarily around the selling price of the fuel marketed by our Energy business which is governed by the Basic Fuel Price (BFP) formula, the crude oil related raw materials used in our Natref refinery and certain of our offshore operations including were chemical prices are linked to the crude oil price. Key factors in the BFP are the Mediterranean and Singapore or Mediterranean and Arab Gulf product prices for petrol and diesel, respectively.

Dated Brent Crude prices applied during the year:

	Dated Brent Crude
	2020 US$	2019 US$
High	69,96	86,16
Average	51,22	68,63
Low	13,24	50,21

The following futures were in place at 30 June:

	Contract amount 2020 Rm	Fair value 2020 Rm	Within one year 2020 Rm	Contract amount 2019 Rm	Fair value 2019 Rm	Within one year 2019 Rm
Crude oil futures	716	(66)	(66)	1 521	(27)	(27)
Other commodity derivatives	109	(92)	(92)	254	21	21

Sensitivity analysis

A 10% increase of the commodity prices at 30 June would have increased the fair value losses recognised in other operating costs in the income statement by the amounts shown below, before the effect of tax. This analysis assumes that all other variables remain constant and should not be considered predictive of future performances. This calculation has been performed on the same basis for 2019.

	2020 Rm	2019 Rm
Crude oil	(81)	(193)

Sensitivity analysis

A 10% decrease in the commodity prices at 30 June would have the equal but opposite effect on the fair value amounts shown above, on the basis that all other variables remain constant.

Summary of our derivatives

In the normal course of business, the group enters into various derivative transactions to mitigate our exposure to foreign exchange rates, interest rates, and commodity prices Derivative instruments used by the group in hedging activities include swaps, options, forwards and other similar types of instruments.

Income statement impact	2020 Rm	2019 Rm	2018 Rm
Financial instruments
Net (loss)/gain on derivative instruments
Foreign exchange zero cost collars	(4 298)	323	936
Other foreign exchange derivatives*	(1 562)	85	—
Ethane swap options	(732)	(462)	29
Foreign exchange contracts (losses)/gains	(372)	(794)	121
Crude oil swap options	(160)	—	—
Crude oil zero cost collars	(157)	—	—
Crude oil put options	(153)	(498)	(3 303)
Interest rate swap options	(101)	(1 475)	52
Coal swap options	—	91	(1 024)
Crude oil futures	538	265	(687)
	(6 997)	(2 465)	(3 876)

*Mainly relates to a US dollar derivative that is embedded in a long-term oxygen supply contract to our Secunda Synfuels Operations that was recognised on adoption of IFRS 16.

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43.1Financial risk management continued

Statement of financial position impact	2020 Rm	2019 Rm
Financial instrument
Derivative financial assets
Foreign exchange contracts	417	15
Crude oil put options	113	—
Ethane swap options	104	2
Other commodity derivatives	11	31
Foreign exchange zero cost collars	—	582
Interest rate swap options	—	15
	645	645
Derivative financial liabilities
Interest rate swap options	(4 143)	(1 488)
Foreign exchange zero cost collars	(2 861)	(3)
Other foreign exchange derivatives**	(2 183)	—
Ethane swap options	(230)	(456)
Crude oil zero cost collars	(174)	—
Other commodity derivatives	(103)	(10)
Crude oil futures	(66)	(27)
Foreign exchange contracts	(1)	(44)
	(9 761)	(2 028)
Non-derivative financial liabilities
Financial guarantees	(130)	(177)
	(9 891)	(2 205)

** Mainly relates to a US dollar derivative that is embedded in a long-term oxygen supply contract to our Secunda Synfuels Operations that was recognised on adoption of IFRS 16.

The group has exposure to the US dollar LIBOR through various instruments, including term loans and revolving credit facilities. In 2015, we entered into an interest rate swap for US$1,95 billion to convert variable LIBOR exposure to a fixed rate. It was designated as the hedging instrument in a cash flow hedge. The swap was novated in June 2019 when the underlying LCCP bank term loan was refinanced and hedge accounting discontinued. The swap continues to be an economic hedge that cover a portion of the group’s exposure to the LIBOR and after the swap was novated for a second time in July 2019 we redesignated the swap as a hedging instrument in a cash flow hedge.

The other derivatives within the group are economic hedges to our exposure to the rand/US$ exchange rates and commodity prices that have not been classified as cash flow hedges.

	Fair value of assets/ (liabilities) 2020 Rm	Fair value of assets/ (liabilities) 2019 Rm
Interest rate swap derivatives — cash flow hedge (2019 — held for trading)	(4 143)	(1 473)

	Fair value of assets 2020 Rm	Fair value of assets 2019 Rm	Fair value of liabilities 2020 Rm	Fair value of liabilities 2019 Rm	Contract/ Notional amount* 2020		Contract/ Notional amount* 2019
Derivatives held for trading
Foreign exchange contracts	417	15	(1)	(44)	US$m	481	146
Crude oil futures		—	(66)	(27)	US$m	36
	417	15	(67)	(71)

* The notional amount is the sum of the absolute value of all contracts for both derivative assets and liabilities.

In addition to foreign exchange contract utilised in normal operating activities, the following derivatives were entered into to mitigate the risks associated with the crude oil price, the rand/US$ exchange rate, ethane price and the coal price.

		2020	2019
Brent crude oil — Put options
Premium paid	US$m	17,4	—
Number of barrels	million	6,5	48,0
Open positions	million	5,5	—
Settled	million	1,0	48,0
Average Brent crude oil price floor, net of costs (open positions)	US$/bbl	34,49	—
Losses recognised in the income statement	Rm	(153)	(498)
Amount included in the statement of financial position	Rm	113	—

Rand/US$ currency — Zero-cost collar instruments
US$ exposure — open positions	US$bn	5,4	4,3
Annual average floor	R/US$	14,80	13,84
Annual average cap	R/US$	17,77	16,63
(Losses)/gains recognised in the income statement	Rm	(4 298)	323
Amount included in the statement of financial position	Rm	(2 861)	579

Brent crude oil — Zero-cost collar instruments
Number of barrels — open positions	million	3,1	—
Annual average floor	R/US$	31,79	—
Annual average cap	R/US$	39,88	—
Losses recognised in the income statement	Rm	(157)	—
Amount included in the statement of financial position	Rm	(174)	—

Brent crude oil — Swap options
Number of tons — settled during year	million	5,0	—
Losses recognised in the income statement	Rm	(160)	—

Export coal — Swap options
Number of tons — settled during year	million	—	1,4
Gains recognised in the income statement	Rm	—	91

Ethane — Swap options
Number of barrels	million	38,9	16,0
Open positions	million	21,5	12,5
Settled	million	17,4	3,5
Average ethane swap price (open positions)	US$c/gal	20	28
Losses recognised in the income statement	Rm	(732)	(462)
Amount included in the statement of financial position	Rm	(126)	(454)

Sensitivity analysis

The fair value of significant derivatives held for trading is impacted by a number of market observable variables at valuation date. The sensitivities provided below reflect the impact on fair value as a result of movements in the significant input variables utilised for valuation purposes:

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43.1Financial risk management continued

		Volatility		Ethane price		Crude oil price		Rand/US$ spot price		US$ Libor curve**
30 June 2020		+2%	-2%	+USD 2 c/gal	-USD 2 c/gal	+USD 2/ bbl	-USD 2/ bbl	-R1/ US$	+R1/ US$*	+0,5%
Crude oil put options	Rm					(45)	55
Ethane swap options	Rm			329	(329)
Foreign exchange zero cost collars	Rm	(196)	209					2 172	(2 504)
Crude oil zero-cost collar	Rm	(12)	14			(81)	72
Interest rate swap	Rm									811

		Volatility		Ethane price		Crude oil price		Rand/US$ spot price	US$ Libor curve**
30 June 2020		+2%	-2%	+USD 2 c/gal	-USD 2 c/gal	+USD 2/ bbl	-USD 2/ bbl	-R1/ US$*	+0,5%	+0,5%
Ethane swap options	Rm			146	(146)
Foreign exchange zero cost collars	Rm	115	(125)					2 495
Interest rate swap	Rm								754	(748)

* A weakening of the Rand/US$ spot exchange rate of R0,44 will likely result in the spot price falling within the corridor of the cap and floor rates of the zero-cost collars. No gain or loss will be made if these derivatives are settled at a spot price between the cap and floor. The exchange rate would have to weaken by at least R0,44/US$, up to the cap of R17,77, before losses are incurred on the derivatives.

** Sensitivities on the downward shift has been limited by the low US$ Libor at 30 June 2020.

		US$/Rand Spot price		US$ Swap curve		Rand Swap curve
30 June 2020		+R1/US$	-R1/US$	+0,1%	-0,1%	+1,0%	-1,0%
Oxygen supply contract embedded derivative	Rm	(506)	506	117	(120)	(724)	860

The fair value of the embedded derivative financial instrument contained in a long-term oxygen supply contract to our Secunda Synfuels Operations is impacted by a number of observable and unobservable variables at valuation date. The sensitivities provided above reflect the impact on fair value as a result of movements in the significant input variables utilised for valuation purposes.

Accounting policies:

Derivative financial instruments and hedging activities

Financial liabilities are recognised on the transaction date when the group becomes a party to the contract and thus has a contractual obligation and are derecognised when these contractual obligations are discharged, cancelled or expired.

All derivative financial instruments are initially recognised at fair value and are subsequently stated at fair value at the reporting date. Attributable transaction costs are recognised in the income statement when incurred. Resulting gains or losses on derivative instruments, excluding designated and effective hedging instruments, are recognised in the income statement.

The group is exposed to market risks from changes in interest rates, foreign exchange rates and commodity prices. The group uses derivative instruments to hedge its exposure to these risks. To the extent that a derivative instrument has a maturity period of longer than one year, the fair value of these instruments will be reflected as a non-current asset or liability.

Where a derivative instrument is designated as a cash flow hedge of an asset, liability or highly probable forecast transaction that could affect the income statement, the effective part of any gain or loss arising on the derivative instrument is recognised as other comprehensive income and is classified as a cash flow hedge accounting reserve until the underlying transaction occurs. The ineffective part of any gain or loss is recognised in the income statement. If the hedging instrument no longer meets the criteria for cash flow hedge accounting, expires or is sold, terminated, exercised, or the designation is revoked, then hedge accounting is discontinued prospectively.

If the forecast transaction results in the recognition of a non-financial asset or non-financial liability, the associated gain or loss is transferred from the cash flow hedge accounting reserve, as other comprehensive income, to the underlying asset or liability on the transaction date. If the forecast transaction is no longer expected to occur, then the cumulative balance in other comprehensive income is recognised immediately in the income statement as reclassification adjustments. Other cash flow hedge gains or losses are recognised in the income statement at the same time as the hedged transaction occurs.

When derivative instruments, including forward exchange contracts, are entered into as fair value hedges, no hedge accounting is applied. All gains and losses on fair value hedges are recognised in the income statement.

43.2Fair value

Various valuation techniques and assumptions are utilised for the purpose of calculating fair value.

The group does not hold any financial instruments traded in an active market, except for the investment in listed equity instruments. Fair value is determined using valuation techniques as outlined below. Where possible, inputs are based on quoted prices and other market determined variables.

Fair value hierarchy

The following table is provided representing the assets and liabilities measured at fair value at reporting date, or for which fair value is disclosed at reporting date.

The calculation of fair value requires various inputs into the valuation methodologies used.

The source of the inputs used affects the reliability and accuracy of the valuations. Significant inputs have been classified into the hierarchical levels in line with IFRS 13, as shown below.

There have been no transfers between levels in the current year. Transfers between levels are considered to have occurred at the date of the event or change in circumstances.

Level 1 Quoted prices in active markets for identical assets or liabilities.

Level 2 Inputs other than quoted prices that are observable for the asset or liability (directly or indirectly).

Level 3 Inputs for the asset or liability that are unobservable.

43Financial risk management and financial instruments continued

43.2Fair value continued

Financial instrument	Fair value 30 June 2020	Fair value 30 June 2019		Valuation method	Significant inputs	Fair value hierarchy of inputs
Financial assets
Investments in listed securities	498	830		Quoted market price for the same instrument	Quoted market price for the same instrument	Level 1
Investments in unlisted securities	13	393		Discounted cash flow

Forecasted earnings, capital expenditure and debt cash flows of the underlying business, based on the forecasted assumptions of inflation, exchange rates, commodity prices etc. Appropriate WACC for the region.

Level 3
Other long-term investments	25	25		Discounted cash flow	Market related interest rates.	Level 3
	1 390	—	**		**	Level 1
Long-term receivables	5 799	5 582		Discounted cash flow	Market related interest rates.	Level 3
Derivative assets	645	645		Forward rate interpolator model, appropriate currency specific discount curve, discounted expected cash flows, numerical approximation	Forward exchange contracted rates, market foreign exchange rates, forward contract rates, market commodity prices, coal prices, crude oil prices	Level 2
Trade and other receivables	22 066	25 611		Discounted cash flow	Market related interest rates.	Level 3*
Cash and cash equivalents	34 739	15 877	**		**	Level 1**
Financial liabilities
Listed long-term debt	50 701	49 421		Quoted market price for the same instrument	Quoted market price for the same instrument	Level 1
Unlisted long-term debt	109 724	91 777		Discounted cash flow	Market related interest rates	Level 3
Short-term debt and bank overdraft	22 533	1 297		Discounted cash flow	Market related interest rates	Level 3*
Derivative liabilities	7 723	2 205		Discounted net cash flows, using a swap curve to infer the future floating cash flows, forward rate interpolator model, discounted expected cash flows, numerical approximation	US$Overnight Indexed Swap (OIS) curve, recovery probabilities, forward exchange contracted rates, coal prices, market foreign exchange rates	Level 2
	2 168	—		Forward rate interpolator model, discounted expected cash flows, numerical approximation, as appropriate***	US PPI, US labour index, US Dollar and ZAR treasury curves, Rand zero swap discount rate***	Level 3***
Trade and other payables	21 164	28 501		Discounted cash flow	Market related interest rates	Level 3*

*The fair value of these instruments approximates their carrying value, due to their short-term nature.

** The carrying value of cash is considered to reflect its fair value.

*** Relates to the embedded derivative contained in the long-term oxygen supply contract to our Secunda Synfuels Operations. On initial application of IFRS 16 on 1 July 2019, the IAS 17 finance lease relating to the contract was derecognised as the arrangement did not meet the revised definition of a lease under IFRS 16, and an embedded derivative was recognised. The monthly payments consist of fixed fees which are denominated in USD and ZAR and increase in line with US and ZAR labour and inflation indices. This resulted in the presence of an embedded derivative in the arrangement, which has been separately recognised as a financial instrument measured at fair value through profit or loss. The initial impact of recognising the embedded derivative of R624 million was recognised directly in retained earnings while subsequent fair value adjustments of R1,6 billion were recognised in other operating expenses in the income statement.